UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) May 29, 2007

ALLIANCE SECURITIES CORP.
(Exact name of depositor as specified in its charter)

Delaware	333- 135166-01	61-1412877
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1000 Marina Boulevard, Suite 100 Brisbane, CA 94005		94080
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code, is (650) 952-1000.

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 9.01  Financial Statements and Exhibits.

(a)	Not applicable

(b)	Not applicable

(c)	Not applicable

(d)	Exhibits:

Exhibit No.	Description
1.1	Underwriting Agreement, dated as of May 25, 2007 among the Alliance Securities Corp., Alliance Bancorp and Barclays Capital Inc.

Exhibit No.	Description
4.1
Pooling and Servicing Agreement, dated and effective as of May 1, 2007, among Alliance Securities Corp., as depositor, Alliance Bancorp., as servicer, Wells Fargo Bank, N.A., as securities administrator and as master servicer, GMAC Mortgage, LLC, as back-up servicer and Deutsche Bank National Trust Company, as trustee.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on behalf of the Registrant by the undersigned thereunto duly authorized.

ALLIANCE SECURITIES CORP.

By:	s/ Lisa A. Duehring
Name:	Lisa A. Duehring
Title:	President

Dated: June 25, 2007

EXHIBIT INDEX

Item 601 (a) of Regulation S-K Exhibit No.	Sequentially Numbered Description

Exhibit No.	Description

1.1	Underwriting Agreement, dated as of May 25, 2007 among the Alliance Securities Corp., Alliance Bancorp and Barclays Capital Inc.

4.1
Pooling and Servicing Agreement, dated and effective as of May 1, 2007, among Alliance Securities Corp., as depositor, Alliance Bancorp., as servicer, Wells Fargo Bank, N.A., as securities administrator and as master servicer, GMAC Mortgage, LLC, as back-up servicer and Deutsche Bank National Trust Company, as trustee.